                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 2004


                                  ZONAGEN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                           0-21198                             76-0233274
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)       (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)


                        2408 TIMBERLOCH PLACE, SUITE B-1
                           THE WOODLANDS, TEXAS 77380
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (281) 719-3400
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

ITEM 5. OTHER INFORMATION

         On June 29, 2004, Zonagen, Inc. (the "Company") announced in a press release that it will initiate a European Phase I/II study of its lead program Progenta(TM) for the treatment of uterine fibroids.

         A copy of the Company's press release is attached hereto as Exhibit
99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c.  Exhibits

         Exhibit
         Number         Description
         -------        -----------
          99.1          Press Release dated June 29, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ZONAGEN, INC.

Date: June 29, 2004.

                                  By:  /s/ Louis Ploth, Jr.
                                     -------------------------------------------
                                       Louis Ploth, Jr.
                                       Vice President, Business Development and
                                       Chief Financial Officer

                                  EXHIBIT INDEX


          Exhibit
          Number        Description
          -------       ------------
           99.1         Press Release dated June 29, 2004.